Sesen Bio Reports Second Quarter 2022 Financial Results and Business Update Company continues to assess potential strategic alternatives with the goal of maximizing shareholder value Strong balance sheet of $161 million in cash, cash equivalents and marketable securities as of June 30, 2022 CAMBRIDGE, Mass., Aug. 8, 2022 – Sesen Bio (Nasdaq: SESN) today reported operating results for the second quarter ended June 30, 2022. During the quarter, the Company paused clinical development of its lead asset, Vicineum™ for the treatment of non-muscle invasive bladder cancer (NMIBC), and turned its primary focus to the assessment of potential strategic alternatives with the goal of maximizing shareholder value, which it believes will be complete by the end of 2022. Business Updates • On July 11, 2022, Sesen Bio participated in a Type B Meeting with the US Food and Drug Administration (FDA). During the meeting, the Company and the FDA discussed outstanding items related to the Company’s proposed protocol and statistical analysis plan design elements for an additional Phase 3 clinical trial for Vicineum for the treatment of NMIBC, which the Company had been evaluating for potential resubmission of a Biologics License Application for Vicineum. • On July 15, 2022, the Company executed an asset purchase agreement (the “Roche Asset Purchase Agreement”) with Roche for legacy Interleukin-6 (IL-6) antagonist antibody technology owned by Sesen Bio. Pursuant to the Roche Asset Purchase Agreement, Roche purchased all patent rights and know-how related to the monoclonal antibody EBI-031 and all other IL-6 antagonist monoclonal antibody technology owned by Sesen Bio for up to $70 million. This includes a $40 million payment made by Roche to the Company upon execution of the Roche Asset Purchase Agreement, and an additional $30 million payable to Sesen Bio upon Roche’s initiation of a Phase 3 clinical trial with EBI-031 for a defined indication if initiated prior to December 31, 2026. As a result of the Roche Asset Purchase Agreement, the Company’s previous license agreement with Roche dated June 10, 2016 (the “Roche License Agreement”) was terminated. Prior to the termination of the Roche License Agreement, the Company had received $50 million in upfront and milestone payments from Roche. • On July 18, 2022, Sesen Bio announced that it had made the strategic decision to voluntarily pause further development of Vicineum in the US. The decision was based on a thorough reassessment of Vicineum following recent discussions with the FDA, which included feedback that had implications on the size, timeline, and costs of the required additional Phase 3 clinical trial for the treatment of NMIBC. The Company continues to believe that Vicineum has benefits for patients and healthcare providers that can be maximized through a company with a larger infrastructure, and as such, intends to seek a partner that can execute further development to realize the full potential of Vicineum. As a result of this decision, the Company has turned its primary focus to the careful assessment of strategic alternatives with the goal of maximizing shareholder value. As previously disclosed, the Company is actively working with an investment bank in the assessment process, and believes it will be complete by the end of 2022. • On July 20, 2022, Sesen Bio announced the approval of a restructuring plan to reduce operating expenses and to better align its workforce with the needs of its business following the decision to pause further development of Vicineum in the US. Execution of the restructuring plan is expected to be substantially complete by the end of the fourth quarter of 2022. Second Quarter 2022 Financial Results • Cash Position: Cash, cash equivalents and marketable securities were $161.2 million as of June 30, 2022, compared to $151.1 million as of June 30, 2021. • R&D Expenses: Research and development expenses for the second quarter of 2022 were $29.9 million compared to $7.2 million for the same period in 2021. The increase of $22.7 million was primarily due to the expense of prepaid balances related to consumables and manufacturing reservations, as the balances were evaluated and deemed to have no future value ($25.2 million). This increase was partially offset by lower costs associated with manufacturing ($2.5 million). • G&A Expenses: General and administrative expenses for the second quarter of 2022 were $15.6 million compared to $6.8 million for the same period in 2021. The increase of $8.8 million was primarily due to an increase in legal expense ($10.3 million). This increase was driven by the preliminary settlement of the securities and derivative litigation, net of expected insurance recovery ($8.6 million), related legal fees ($0.9 million), legal fees related to the internal review ($0.3 million), and other legal expenses ($0.5 million). This increase was partially offset by a decrease in marketing and commercial expenses, which were incurred in the second quarter of 2021 in preparation for potential commercial launch of Vicineum but were discontinued as a result of the Complete Response Letter from the FDA received in August 2021 ($1.5 million). • Non-Cash Related Expenses: o Intangibles impairment charge for the second quarter of 2022 was $27.8 million. In light of assumption changes in market share for Vicineum and the Company’s strategic decision to voluntarily pause further development of Vicineum in the US, the Company performed an interim impairment test for In-Process Research and Development (IPR&D) assets and goodwill. This resulted in the full impairment of IPR&D assets ($14.7 million) and goodwill ($13.1 million). o The change in the fair value of contingent consideration was a decrease of $37.3 million for the second quarter of 2022, compared to an increase of $13.6 million for the same period in 2021. This decrease was due to a change in projected net sales for Vicineum subject to contingent consideration liability, which was based upon projected net sales in the Greater China region in the second quarter of 2022 compared to projected net sales worldwide in the second quarter of 2021. • Income Tax Benefit: Benefit from income tax was $3.9 million for the second quarter of 2022. In connection with the intangibles impairment charge for the second quarter of 2022, the Company wrote-down the associated deferred tax liability by $4.0 million as a benefit. This was partially offset by $0.1 million in income tax paid to foreign jurisdictions pursuant to the Company's license agreement with Qilu Pharmaceutical. There was no tax benefit or provision in the second quarter of 2021. • Net Loss: Net loss was $32.0 million, or $0.16 per basic and per diluted share, for the second quarter of 2022, compared to net loss of $25.4 million, or $0.15 per basic and diluted share, for the same period in 2021. The change was primarily attributable to increases in R&D and G&A expenses ($31.5 million), primarily driven by the reduction of prepaid balances related to consumables and manufacturing reservations and the preliminary settlements of the securities and derivative litigation. Additionally, license and related revenue recognized decreased ($2.2 million). This was partially offset by favorable changes in non-cash related expenses of $27.0 million (including tax benefit). About Vicineum™ Vicineum, a locally administered fusion protein, is comprised of a recombinant fusion protein that targets epithelial cell adhesion molecule (EpCAM) antigens on the surface of tumor cells to deliver a potent protein payload, Pseudomonas Exotoxin A. Vicineum is constructed with a stable, genetically engineered peptide tether to ensure the payload remains attached to the antibody binding fragment until it is internalized by the cancer cell. This fusion protein design is believed to decrease the risk of toxicity to healthy tissues, thereby improving its safety. In prior clinical trials conducted by Sesen Bio, EpCAM has been shown to be overexpressed in non-muscle invasive bladder cancer (NMIBC) cells with minimal to no EpCAM expression observed on normal bladder cells. Sesen Bio has completed the follow-up stage of a Phase 3 clinical trial in the US for the treatment of BCG-unresponsive NMIBC. In February 2021, the FDA accepted the Company’s Biologics License Application (BLA) file for Vicineum for the treatment of BCG-unresponsive NMIBC, granted Priority Review for the BLA and set a Prescription Drug User Fee Act (PDUFA) date of August 18, 2021. On August 13, 2021, the Company received a Complete Response Letter (CRL) from the FDA regarding its BLA for Vicineum. On July 18, 2022, Sesen Bio announced that it had made the strategic decision to voluntarily pause further development of Vicineum in the US. The decision was based on a thorough reassessment of Vicineum, which included the incremental development timeline and associated costs, following recent discussions with the FDA. The Company continues to believe that Vicineum has benefits for patients and healthcare providers that can be maximized through a company with a larger infrastructure, and as such intends to seek a partner for further development of Vicineum while it continues to assess potential strategic alternatives with the goal of maximizing shareholder value. Additionally, Sesen Bio believes that cancer cell-killing properties of Vicineum promote an anti-tumor immune response that may potentially combine well with immuno-oncology therapies, such as checkpoint inhibitors. For this reason, the activity of Vicineum in BCG-unresponsive NMIBC is also being explored at the US National Cancer Institute in combination with AstraZeneca’s immune checkpoint inhibitor durvalumab. About Sesen Bio Sesen Bio, Inc. is a late-stage clinical company focused on targeted fusion protein therapeutics for the treatment of patients with cancer. The Company’s lead program, Vicineum™, also known as oportuzumab monatox, has completed the follow-up stage of a Phase 3 clinical trial for the treatment of BCG-unresponsive NMIBC. In February 2021, the FDA accepted the Company’s BLA file for Vicineum for the treatment of BCG-unresponsive NMIBC, granted Priority Review for the BLA and set a PDUFA date of August 18, 2021. On August 13, 2021, the Company received a CRL from the FDA regarding its BLA for Vicineum. The Company intends to seek a partner for further development of Vicineum while it continues to assess potential strategic alternatives with the goal of maximizing shareholder value. Sesen Bio retains worldwide rights to Vicineum with the exception of Greater China, for which the Company has partnered with Qilu Pharmaceutical for commercialization. Vicineum is a locally administered targeted fusion protein composed of an anti-EpCAM antibody fragment tethered to a truncated form of Pseudomonas Exotoxin A. For more information, please visit the Company’s website at www.sesenbio.com. COVID-19 Pandemic Potential Impact Sesen Bio continues to monitor the rapidly evolving environment regarding the potential impact of the COVID-19 pandemic on the Company. The Company has not yet experienced any disruptions to its operations as a result of COVID-19, however, the Company is not able to quantify or predict with certainty the overall scope of potential impacts to its business, including, but not limited to, its ability to identify and assess potential strategic alternatives and seek a partner for the further development of Vicineum. Sesen Bio remains committed to the health and safety of patients, caregivers and employees. Cautionary Note on Forward-Looking Statements Any statements in this press release about future expectations, plans and prospects for the Company, the Company’s strategy, future operations, and other statements containing the words “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “predict,” “target,” “potential,” “will,” “would,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. For example, statements regarding the Company’s plans to continue to assess potential strategic alternatives with the goal of maximizing shareholder value, the Company’s belief that such process will be complete by the end of 2022, the Company’s intentions to seek a partner for the further development of Vicineum, any future payments from Roche to the Company pursuant to the Roche Asset Purchase Agreement, the Company’s belief that Vicineum has benefits for patients and healthcare providers that can be maximized through a company with larger infrastructure, the expected timing for incurring costs associated with the restructuring plan, and the impact of COVID-19 on the Company, including its ability to identify and assess potential strategic alternatives and seek a partner for the further development of Vicineum. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the risk that the Company may not be successful in identifying one or more strategic alternatives or a partner for the further development of Vicineum, the risk that the Company may not ultimately be successful in seeking such a partner or pursuing a strategic alternative that delivers the anticipated benefits or enhances shareholder value within the anticipated timeframe or at all, the risk that the Company’s assessment of strategic alternatives or its intentions to seek a partner for the further development of Vicineum may cause the Company’s stock price to fluctuate significantly, the risk that the Company’s assessment of strategic alternatives or its intentions to seek a partner for the further development of Vicineum may be time consuming and involve the dedication of significant resources and may require the Company to incur significant costs and expenses, the risk that the Company’s assessment of strategic alternatives or its intentions to seek a partner for the further development of Vicineum could negatively impact the Company’s ability to attract, retain and motivate key employees and expose the Company to potential litigation in connection with such intentions to seek a partner or the process of assessing strategic alternatives or any resulting transaction, the risk that the Company may not be entitled to or receive any future payments from Roche pursuant to the Roche Asset Purchase

Agreement, the risk that the Company may not be able to implement the restructuring plan as currently anticipated or within the timing currently anticipated, unanticipated difficulties with preserving capital, unanticipated difficulties in terminating certain contracts and arrangements pursuant to the restructuring plan, unanticipated charges not currently contemplated that may occur as a result of the restructuring plan, and other factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Investors: Erin Clark, Vice President, Corporate Strategy & Investor Relations ir@sesenbio.com

June 30, 2022 December 31, 2021 Assets Current assets: Cash and cash equivalents $ 72,090 $ 162,636 Short term marketable securities 69,454 Accounts receivable 73 21,011 Other receivables 14,046 3,482 Prepaid expenses and other current assets 757 18,476 Total current assets 156,420 205,605 Non-current assets: Restricted cash 30 20 Marketable securities 19,641 - Property and equipment, net 30 43 Intangible assets - 14,700 Goodwill - 13,064 Long term prepaid expenses - 7,192 Other assets 42 123 Total non-current assets 19,743 35,142 Total Assets $ 176,163 $ 240,747 Liabilities and Stockholders’ Equity Current liabilities: Accounts payable $ 1,667 $ 2,853 Accrued expenses 29,851 8,255 Other current liabilities 487 460 Total current liabilities 32,005 11,568 Non-current liabilities: Contingent consideration 1,800 52,000 Deferred tax liability - 3,969 Deferred revenue - 1,500 Total non-current liabilities 1,800 57,469 Total liabilities 33,805 69,037 Stockholders’ Equity: Preferred stock, $0.001 par value per share; 5,000,000 shares authorized at June 30, 2022 and December 31, 2021; no shares issued and outstanding at June 30, 2022 and December 31, 2021 - - Common stock, $0.001 par value per share; 400,000,000 shares authorized at June 30, 2022 and December 31, 2021; 199,463,645 shares issued and outstanding at June 30, 2022 and December 31, 2021 199 199 Additional paid-in capital 491,464 487,768 Other comprehensive loss (281) - Accumulated deficit (349,024) (316,257) Total Stockholders’ Equity 142,358 171,710 Total Liabilities and Stockholders’ Equity $ 176,163 $ 240,747 SESEN BIO, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited; In thousands, except share and per share data)

2022 2021 2022 2021 Revenue: License and related revenue $ - $ 2,234 $ - $ 6,544 Total revenue $ - $ 2,234 $ - $ 6,544 Operating expenses: Research and development $ 29,944 $ 7,228 $ 34,705 $ 13,306 General and administrative 15,589 6,805 24,564 12,098 Intangibles impairment charge 27,764 - 27,764 - Change in fair value of contingent consideration (37,300) 13,600 (50,200) 61,760 Total operating expenses $ 35,997 $ 27,633 $ 36,833 $ 87,164 Loss from Operations $ (35,997) $ (25,399) $ (36,833) $ (80,620) Other income (expense), net 162 (43) 191 (46) Loss Before Taxes $ (35,835) $ (25,442) $ (36,642) $ (80,666) Benefit for income taxes 3,875 - 3,875 (288) Net Loss After Taxes $ (31,960) $ (25,442) $ (32,767) $ (80,954) Net loss attributable to common stockholders - basic and diluted $ (31,960) $ (25,442) $ (32,767) $ (80,954) Net loss per common share - basic and diluted $ (0.16) $ (0.15) $ (0.16) $ (0.49) Weighted-average common shares outstanding - basic and diluted 199,464 175,393 199,464 166,264 2022 2021 2022 2021 Net loss $ 31,960 $ 25,442 $ 32,767 $ 80,954 Unrealized loss on marketable securities (281) - (281) - Total comprehensive loss $ 32,241 $ 25,442 $ 33,048 $ 80,954 Three Months Ended June 30, Six Months Ended June 30, SESEN BIO, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited; In thousands, except per share data) Three Months Ended June 30, Six Months Ended June 30, SESEN BIO, INC. CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (Unaudited; In thousands, except per share data)